EXHIBIT 23.6









                               CONSENT OF COUNSEL







We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to the Form SB-2 Registration Statement for The Nationwide Companies, Inc., under the caption "Legal Matters."




/s/ Mintmire & Associates
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Mintmire & Associates
Palm Beach, Florida